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                                                                    EXHIBIT 10.5

                        ENVIRONMENTAL INDEMNITY AGREEMENT


     THIS ENVIRONMENTAL INDEMNITY AGREEMENT ("Agreement") is made as of December 15, 2000, by each of the undersigned (collectively, "Obligor"), for the benefit of FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent for itself and the other Lenders (as hereinafter defined) ("Foothill"), and the Lenders (Foothill and the Lenders are collectively referred to herein as "Lender").

     OBLIGOR ENTERS THIS AGREEMENT on the basis of the following facts, understandings and intentions:

     A. Lender is making or continuing an extension of credit to, or other financing arrangements with COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation ("Borrower"), in the principal amount of Sixty-One Million Dollars ($61,000,000.00), pursuant to that certain Loan and Security Agreement ("Loan Agreement") of even date herewith by and among Borrower, Foothill, the other Lenders named therein and other Obligors named therein. Such extension of credit or other financing arrangements, together with any amendments, replacements, substitutions, extensions or refundings thereof, are hereinafter referred to as the "Loan".

     B. In connection with the Loan, Obligor (who may or may not be Borrower) will undertake or has undertaken certain obligations to Lender other than the obligations undertaken under this Agreement. Said obligations of Obligor to Lender (excluding the obligations under this Agreement), together with any amendments, replacements, substitutions, extensions or refundings thereof, are hereinafter referred to as the "Obligation".

     C. The term "Collateral" shall mean any property to which Lender or Foothill, for the benefit of Lender, has been granted a security interest by Obligor, Borrower, or any other person or entity in connection with the Loan.

     D. The term "Property" shall mean that certain real property located in the County of Santa Clara, State of California, and legally described in Exhibit A attached hereto.

     E. Capitalized terms which are used herein but not defined herein shall have the meanings ascribed to them in the Loan Agreement. "Lenders" means, collectively, Foothill Capital Corporation, a California corporation, and Ableco Finance LLC, a Delaware limited liability company, together with their respective successors and assigns, and shall include any other Person made a party to the Loan Agreement in accordance with the provisions of Section 14.1 thereof.

     F. Lender would not make the Loan if, as a result, Lender might incur any liability arising with regard to any Hazardous Substance, as defined in Section 1, below, now or hereafter present in, on, under or around any part of the Property. Lender requires that

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Obligor execute this Agreement as a further assurance against such liability.

     H. It is the intention of Lender and Obligor that, as between Lender and Obligor, Obligor shall be solely responsible for any and all liability arising with regard to any Hazardous Substance now or hereafter present in, on, under or around any portion of the Property, and Lender shall under no circumstances have any liability therefor, to the extent provided herein. Lender and Obligor intend this Agreement to be fully enforceable to the maximum extent permitted by law.

     NOW THEREFORE, in consideration of, and as an inducement for, Lender making the Loan and for other good and valuable consideration, Obligor agrees as follows:

     1. DEFINITION OF HAZARDOUS SUBSTANCE. For purposes of this Agreement, a "Hazardous Substance" (any two or more, "Hazardous Substances") is defined to mean any substance or material (including, without limitation, raw materials, building components, wastes, and the products and by-products of manufacturing or other activities) which is or becomes designated, classified or regulated as being "toxic", "hazardous" or similarly designated, classified or regulated under any federal, state or local law, ordinance, rule or regulation. The term "Hazardous Substance" shall include, without limitation, (i) substances defined as "hazardous substances" or "toxic substances" for purposes of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq. ("CERCLA") or the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; and (ii) petroleum, flammable explosives, urea formaldehyde insulation, asbestos and radioactive materials.

     2. INDEMNITY REGARDING HAZARDOUS SUBSTANCES. Obligor agrees to indemnify, defend and hold Lender and each of its parent, subsidiary and affiliated corporations, and the respective directors, officers, shareholders, employees, agents, attorneys, representatives, successors and assigns (including, without limitation, any participants in the Loan) (each an "Indemnitee" and collectively, the "Indemnitees") harmless from and against all liabilities, claims, actions, foreseeable and unforeseeable consequential damages, reasonable and documented out-of-pocket costs and expenses (including sums paid in settlement of claims and all reasonable and documented out-of-pocket consultant, expert and legal fees and expenses) or loss directly or indirectly arising out of or resulting from any Hazardous Substance being present at any time, whether before or after the date of this Agreement, on or around any portion of the Property, or in the soil, groundwater or soil vapor on or under any portion of the Property, including those incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, or any resulting damages or injuries to the person or property of any third parties or to any natural resources. Upon demand by Lender, Obligor shall defend any matter as to which indemnification is or will be sought hereunder, all at the cost of Obligor and by counsel and consultants to be approved by Lender in the exercise of its reasonable judgment. Notwithstanding anything to the contrary contained herein, the indemnity contained in this Section 2 shall not apply with respect to any Hazardous Substances which are first introduced to the Property by Lender, its successors or assigns or any third party owner of the Property following the acquisition of title to the Property by Foothill, Lender, their successors or assigns or

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any third party as a result of a foreclosure or deed in lieu of foreclosure of the deed of trust executed by Borrower in favor of Foothill, encumbering the Property and securing the Loan.

     3. REPRESENTATION AND WARRANTY REGARDING HAZARDOUS SUBSTANCES. Obligor represents and warrants that to the best of Obligor's knowledge, no Hazardous Substance has been released onto or disposed of or otherwise is present in, on, under or around the Property, except to the extent specifically disclosed to Lender in writing by Obligor in Exhibit B attached hereto.

     4. COMPLIANCE REGARDING HAZARDOUS SUBSTANCES. Except for those Hazardous Substances used in connection with the business presently being conducted on the Property and except for the other Hazardous Substances presently on the Property and identified on Exhibit B attached hereto, Obligor shall not and shall not permit any third party to use, generate, manufacture, store, release, discharge or dispose of any Hazardous Substance in, on, under or about the Property, or transport any Hazardous Substance to or from the Property except in material compliance with all applicable laws, ordinances, rules and regulations governing Hazardous Substances. Obligor has complied and shall comply and cause all occupants of the Property to comply (including, if necessary, by resort to and diligent pursuit of all available legal, equitable and administrative remedies and proceedings) with all applicable laws, ordinances, rules and regulations governing Hazardous Substances, the orders and directives of all governmental authorities having jurisdiction over the Property. Obligor shall also cause Varian Associates, Inc., a Delaware corporation ("Varian") to comply with all of its obligations under that certain Stock Sale Agreement dated as of June 9, 1995, by and among Varian, Communications & Power Industries Holding Corporation, a Delaware corporation, and CPII Acquisition Corp., a Delaware corporation (as amended, the "Stock Sale Agreement").

     5. NOTICES REGARDING HAZARDOUS SUBSTANCES. Until full performance of the Obligation and repayment of the Loan, Obligor shall promptly notify Lender if Obligor has actual knowledge (i) that there may be any Hazardous Substance on or around the Property, or in the soil, groundwater or soil vapor on or under the Property other than as described in Exhibit B and other than in material compliance with all applicable laws, ordinances, rules and regulations governing Hazardous Substances, (ii) that except as previously disclosed in writing to Lender, Obligor, Borrower or the Property is subject to any threatened or pending investigation by any governmental agency under any law, ordinance, rule or regulation pertaining to any Hazardous Substance, or (iii) that except as previously disclosed in writing to Lender, Obligor, Borrower or the Property is subject to any claim or litigation by a third party regarding the presence of a Hazardous Substance. Obligor shall furnish Lender with copies of any notice, summons, letter, report or other written communication relating to the presence of Hazardous Substances on or around the Property within three (3) business days after Obligor's receipt thereof.

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     6. REMEDIATION WORK. If any investigation, site monitoring, containment, cleanup, removal, restoration or other remediation work of any kind or nature (the "Remediation Work") is or becomes necessary or required pursuant to any applicable federal, state or local law, ordinance, rule or regulation or the order or directive of any governmental authority having jurisdiction over the Property, the Hazardous Substances or the Remediation Work, because of, or in connection with, the past, present or future presence, suspected presence, release or suspected release of a Hazardous Substance on or around any portion of the Property or in the soil, groundwater or soil vapor on or under any portion of the Property, Obligor shall promptly commence to perform, or cause to be commenced, and thereafter diligently prosecute to completion, all such Remediation Work (or if Varian is obligated pursuant to the Stock Sale Agreement to perform such Remediation Work, to cause Varian to perform the same). The Remediation Work will be conducted in full compliance with all applicable laws, ordinances, rules and regulations, the orders and directives of all governmental authorities having jurisdiction over the Property, the Hazardous Substances or the Remediation Work. Obligor shall cause all Remediation Work to be performed in a good and workmanlike manner by one or more qualified environmental engineers or contractors, and under the supervision of one or more qualified consulting engineers. Obligor's obligations with regard to the Remediation Work shall include obtaining, at the appropriate time, a letter or other written statement from all governmental authorities exercising jurisdiction over the Property, the Hazardous Substances or the Remediation Work that no further action is required. Obligor shall pay (or if Varian is obligated to perform such Remediation Work pursuant to the Stock Sale Agreement, cause Varian to pay) for all Remediation Work, including the costs of plans and specifications, utilities, permits, fees, taxes and insurance premiums in connection therewith, and shall keep the Property free from all mechanics' or other liens arising out of the Remediation Work. Obligor shall keep Lender fully apprised of all developments and findings during the course of any Remediation Work performed by Obligor and shall furnish to Lender, promptly upon receipt or preparation, such information concerning said Remediation Work as Lender may request from time to time in order to verify Obligor's compliance with this section and to protect Lender's security, including, without limitation, copies of all reports, studies, analyses, contracts, manifests, orders and correspondence. Upon Lender's request, Obligor shall also furnish Lender with written confirmation in a form satisfactory to Lender showing that all contaminated soil and other materials removed from the Property and any other property affected by the Remediation Work have been properly disposed of in accordance with all applicable laws, ordinances, rules and regulations and the orders and directives of all governmental authorities having jurisdiction over the Property, the Hazardous Substances or the Remediation Work. Lender shall have the right, but not the obligation, to participate in any action or proceeding relating to the presence or suspected presence of any Hazardous Substances in, on, under or around the Property, or the necessity for or adequacy of any Remediation Work. Such participation shall be solely for the purpose of protecting Lender's security, shall not constitute participation in the management of the Property, and shall not impose any liability on Lender or result in a waiver of any default of Obligor.

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     7. SITE VISITS, OBSERVATIONS AND TESTING. Lender and its agents and representatives shall have the right at any reasonable time to enter and visit the Property for the purposes of observing the Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Property. Lender agrees to comply with any applicable requirements of the Stock Sale Agreement and any other applicable documents ancillary thereto in connection with such observation, sampling and testing. Lender is under no duty, however, to visit or observe the Property or to conduct tests, and any such acts by Lender shall be solely for the purposes of verifying Obligor's compliance with this Agreement and protecting Lender's security. No site visit, observation or testing by Lender shall result in a waiver of any default of Obligor or impose any liability on Lender. In no event shall any site visit, observation or testing by Lender be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable law or regulation. Neither Obligor nor any other party is entitled to rely on any site visit, observation or testing by Lender. Lender owes no duty to inform Obligor or any other party of, any Hazardous Substances or any other adverse condition affecting the Property. Lender shall not be obligated to disclose to Obligor or any other party any report or findings made as a result of, or in connection with, any site visit, observation or testing by Lender. In each instance, Lender shall give reasonable notice before entering the Property or any place Lender is permitted to enter under this Section. Lender shall in good faith use commercially reasonable efforts to avoid interfering with the use of the Property in exercising any rights provided in this Section.

     8. SUBROGATION. Upon acquisition of title to the Property by foreclosure or deed in lieu of foreclosure, Lender shall have full benefit of any and all rights which Obligor now or hereafter may have against third parties with regard to Hazardous Substances, whether such rights arise by contract or by operation of law, and shall have the right, but not the obligation, to enforce such rights for the sole benefit of Lender directly against any such third party, such benefits and rights to be limited to the actual amount of damage or harm suffered by Lender. If the consent of any such third party is necessary to fully effectuate the foregoing subrogation and assignment of Obligor's rights, Obligor shall promptly exercise commercially reasonable efforts (not involving the payment of money or the granting of other consideration) to obtain such consent.

     9. EVENT OF DEFAULT. A breach by Obligor of any material representation, covenant, warranty or other provision of this Agreement shall constitute, at the election of Lender in its sole discretion, an event of default under the Obligation.

     10. SEPARATE UNSECURED OBLIGATIONS. This Agreement shall not be secured by any deed of trust, mortgage or deed to secure debt securing the Obligation or the Loan or encumbering all or any portion of the Property. The liability of Obligor under this Agreement shall not be limited to or measured by the amount, if any, outstanding under the Loan or Obligation or by reference to the value of any of the Property or Collateral. No action for the enforcement of or recovery of damages under this Agreement shall constitute an action within

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the meaning of Section 726 of the California Code of Civil Procedure or similar laws in other states, and no judgment against Obligor in any action hereunder shall constitute a money judgment or deficiency judgment within the meaning of
Section 580(a), 580(b), 580(d) or 726 of the California Code of Civil Procedure or similar laws in other states. The rights of Lender under this Agreement shall be cumulative and in addition to any other rights and remedies of Lender under any other document or instrument or at law or in equity.

     11. WAIVER OF SURETYSHIP AND GUARANTOR DEFENSES. If Obligor is a surety or a guarantor hereunder for any obligation of the Borrower and the owner of the Property, or either of them ("Principal"), Obligor expressly waives and relinquishes any and all rights and remedies Obligor may have or be able to assert by reason of laws relating to the rights and remedies of sureties or guarantors. Obligor authorizes Lender, without notice or consent from Obligor, and without affecting Obligor's liability under this Agreement, from time to time to (a) modify, waive, extend, renew, or enforce any obligation of Principal; (b) take, hold, enforce, waive, impair, compromise or release security for the performance of any obligation of Principal; (c) apply any security and direct the order or manner of sale as Lender in its sole discretion may determine; (d) release or substitute, in whole or in part, any person or entity liable for any obligation of Principal; and (e) settle or compromise any obligation of Principal. Obligor waives (i) all rights to require Lender to proceed against Principal or any other party, or proceed against or exhaust any security held by Lender or pursue any other remedy in Lender's power, (ii) any defense arising by reason of any disability or other defense of Principal or by reason of the cessation from any cause of the liability of Principal, (iii) any defense based on or arising out of any setoff, defense or counterclaim which Principal may have or claim to have against Lender; and (iv) any defense arising out of the impairment or loss of any right of reimbursement or subrogation or any other right or remedy of Obligor against Principal or any such security, regardless of the cause. Obligor understands that if Lender forecloses by trustee's sale, by the exercise of a power of sale or nonjudicially on a deed of trust, mortgage or deed to secure debt given by Principal securing the Obligation or the Loan, Obligor might then have a defense preventing Lender from thereafter enforcing Obligor's obligations under this Agreement. This defense arises because such a sale would eliminate Obligor's right of subrogation, and therefore Obligor would be unable to obtain reimbursement from Principal. Obligor specifically waives this defense and all rights and defenses that Obligor may have because the Obligation or the Loan are secured by real property pledged by Principal. This means, among other things: (1) Lender may exercise any rights or remedies which Lender has under this Agreement without first foreclosing on any real or personal property collateral pledged by Principal; and (2) if Lender forecloses on any real property collateral pledged by Principal securing the Obligation or the Loan: (A) the amount of the Obligation or the Loan may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may exercise its rights and remedies under this Agreement, even if Lender, by foreclosing on any real property collateral pledged by Principal, has destroyed any right Obligor may have to collect from Principal. This is an unconditional and irrevocable waiver of any rights and defenses Obligor may have because the Obligation or the Loan is secured by real property pledged by Principal. These rights and defenses include, but are not limited to, any rights or

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defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of
Civil Procedure or similar laws in other states.

     12. SURVIVAL. This Agreement and the obligations and liabilities of Obligor hereunder shall survive and remain in full force and effect following the performance, repayment or discharge of the Obligation and the Loan, including, without limitation, by a full or partial reconveyance of all or any portion of the Property or by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure. Obligor waives the right to assert any statute of limitations as a bar to the enforcement of this Agreement.

     13. SEVERABILITY. If any of Obligor's obligations hereunder shall be held to be unenforceable, the remainder of this Agreement and its application to all obligations other than those with respect to which it is held unenforceable shall not be affected thereby and shall remain in full force and effect.

     14. ATTORNEYS' FEES. If either party enforces its obligations hereunder, the non-prevailing party shall pay to the prevailing party all reasonable and documented out-of-pocket costs incurred, whether or not suit is filed, including, but not limited to, reasonable and documented out-of-pocket attorneys' fees and court costs.

     15. GOVERNING LAW. The terms of this Agreement shall be governed by and construed according to the laws of the State of New York.

     16. JOINT AND SEVERAL OBLIGATIONS. If more than one person or entity has executed this Agreement as Obligor, their liability shall be joint and several.

     17. SUCCESSORS AND ASSIGNS. All of the provisions hereof shall inure to the benefit of Lender and Lender's successors, assigns and transferees and be binding upon Obligor and Obligor's successors and assigns; provided, however, that no assignment of this Agreement by Obligor shall release Obligor from Obligor's obligations hereunder.

     18. ENTIRE AGREEMENT. There are no oral or side agreements between Lender and Obligor affecting this Agreement, and this Agreement contains the entire agreement of the parties with regard to the subject matter contained herein. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing and signed by both Lender and Obligor.

     19. WAIVER OF JURY TRIAL. OBLIGOR HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. OBLIGOR REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL

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RIGHTS FOLLOWING A CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION,
A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, Obligor has executed this Agreement as of the date first above written with the intent to be legally bound thereby.


                                        "OBLIGOR"


                                        COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        COMMUNICATIONS & POWER INDUSTRIES
                                        HOLDING CORPORATION,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        CPI SUBSIDIARY HOLDINGS  INC.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        COMMUNICATIONS & POWER INDUSTRIES
                                        INTERNATIONAL INC.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

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                                        COMMUNICATIONS & POWER
                                        INDUSTRIES ASIA INC.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        COMMUNICATIONS & POWER
                                        INDUSTRIES CANADA, INC.,
                                        an Ontario corporation


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

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                                    EXHIBIT A

                                    PROPERTY

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                                    EXHIBIT B

                           KNOWN HAZARDOUS SUBSTANCES


             List known Hazardous Substances below or write "None."